Exhibit 99.1

Independent Accountants’ Report on Applying Agreed‑Upon Procedures

Student Loan Finance Corporation (the Company)
Merrill Lynch, Pierce, Fenner & Smith Incorporated
 (together, the Specified Parties):

Re: EdLinc Student Loan Funding Trust 2017‑A, Private Student Loan Asset Backed Notes (the Notes)

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in (i) electronic data files entitled “ACT9001 833405 20170930 v20171117_1.xlsx” and “ACT9002 833405 20170930 V20171117_2.xlsx” provided by the Company on November 20, 2017 (together, the Data File), containing certain information related to 61,750 student loans (Student Loans) as of September 30, 2017, which we were informed are intended to be included as collateral in the offering of the Notes. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The term “rounding” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Servicing System” means the Main Frame Servicing System used by the Company to service its student loan portfolio.

•
The term “Loan File” means any file containing some or all of the following documents: Page 1 of the NL Screen, Page 1 Tab F11 of the NL Screen, Page 4 of the NL Screen, and Page 5 of the NL Screen. The Loan File, furnished to us by the Company, was represented to be either the original Loan File, a copy of the original Loan File, or electronic records contained within the Servicing System. We make no representation regarding the validity, enforceability, or authenticity of the Loan File.

I.    The Selected Student Loans

The Specified Parties instructed us to select a random sample of 100 Student Loans from the Data File (the Selected Student Loans). A listing of the Selected Student Loans was provided to the Company. For purposes of this procedure, the Specified Parties did not inform us as to the basis of how they selected the number of Student Loans we were instructed to randomly select from the Data File.

II.    The Data File

For each Selected Student Loan, we compared the specified attributes listed below contained in the Data File to the corresponding information appearing in the respective Loan File. The Specified Parties indicated that the absence of any of the specified documents noted below or the inability to agree the indicated information from the Data File to the Loan File, utilizing instructions provided by the Company (as applicable) indicated below, for each of the specified attributes constituted an exception. The Loan File documents are listed in the order of priority until such attribute was agreed.

Attribute	Student Loan File/Instructions

Social Security Number	Page 1 of the NL Screen within the Servicing System

Origination Institution	“Orig Sch” field on Page 4 of the NL Screen within the Servicing System

Graduation Date	“AGD” field on Page 1 of the NL Screen within the Servicing System and instructions provided by the Company described below

Type of School	“Type” field on Page 4 of NL Screen within the Servicing System and instructions provided by the Company described below

Interest Rate	“CUR RATE” field on Page 1 of the NL Screen within the Servicing System and instructions provided by the Company described below

Date of Birth	“B‑date” field on Page 5 of the NL Screen within the Servicing System

Cosign Flag	“CS” field on Page 1 Tab F11 of the NL Screen within the Servicing System and instructions provided by the Company described below

First Distribution Date (only for Selected Student Loans serviced by the Company)	“DISB DATE” field on Page 1 Tab F11 of the NL Screen within the Servicing System and instructions provided by the Company described below

For purposes of comparing Graduation Date, we were instructed by the Company to compare the Graduation Date in the “ANTI_GRAD_DATE” field in the Data File to the “AGD” field on Page 1 of the NL Screen. In the event more than one disbursement was listed, shown as multiple sequence numbers on Page 1 of the NL Screen, we were instructed by the Company to compare the Graduation Date in the “ANTI_GRAD_DATE” field in the Data File with the corresponding sequence number in the “SEQ_NUMBER” field in the Data File to the “AGD” field with the corresponding sequence number on Page 1 of the NL Screen.

For purposes of comparing Type of School, we were instructed by the Company to compare the Type of School in the “SCHOOL_TYPE” field in the Data File to the “Type” field on Page 4 of the NL Screen. In the event more than one disbursement was listed, shown as multiple sequence numbers on Page 4 of the NL Screen, we were instructed by the Company to compare the Type of School in the “SCHOOL_TYPE” field in the Data File with the corresponding sequence number in the “SEQ_NUMBER” field in the Data File to the “Type” field with the corresponding sequence number on Page 4 of the NL Screen.

For purposes of comparing Interest Rate, we were instructed by the Company to compare the Interest Rate in the “LOAN_INT_RATE” field in the Data File to the “CUR RATE” field on Page 1 of the NL Screen. In the event more than one disbursement was listed, shown as multiple sequence numbers on Page 1 of the NL Screen, we were instructed by the Company to compare the Interest Rate in the “LOAN_INT_RATE” field in the Data File with the corresponding sequence number in the “SEQ_NUMBER” field in the Data File to the “CUR RATE” field with the corresponding sequence number on Page 1 of the NL Screen.

For purposes of comparing Cosign Flag, we were instructed by the Company to compare the “CO_FIRST_NAME” field in the Data File to the “CS” field on Page 1 Tab F11 of the NL Screen. In the event the “CO_FIRST_NAME” field in the Data File stated a value of “N,” we were instructed by the Company to consider there to be no cosigner. In the event more than one disbursement was listed, shown as multiple sequence numbers on Page 1 Tab F11 of the NL Screen, we were instructed by the Company to compare the “CO_FIRST_NAME” field with the corresponding sequence number in the “SEQ_NUMBER” field in the Data File to the “CS” field with the corresponding sequence number on Page 1 Tab F11 of the NL Screen.

For purposes of comparing First Distribution Date, we were instructed by the Company to compare the “DISB_DATE_1” field in the Data File to the “DISB DATE” field on Page 1 Tab F11 of the NL Screen. In the event more than one disbursement was listed, shown as multiple sequence numbers on Page 1 Tab F11 of the NL Screen, we were instructed by the Company to compare the First Distribution Date in the “DISB_DATE_1” field in the Data File with the corresponding sequence number under the “SEQ_NUMBER” field in the Data File to the “DISB DATE” field with the corresponding sequence number on Page 1 Tab F11 of the NL Screen.

The information regarding the Selected Student Loans was found to be in agreement with the respective information contained in the Student Loan Files. There were no conclusions that resulted from the procedures.

This agreed‑upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on information included in the Data File, and information and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Student Loans, (ii) the reliability or accuracy of the Data File or the Loan Files, which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Student Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Student Loans being securitized, (iii) the compliance of the originator of the Student Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Student Loans that would be material to the likelihood that the issuer of the asset‑backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (NRSRO).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSRO’s, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
 November 30, 2017

Exhibit A

The Selected Student Loans

Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*

1	2017A001	26	2017A026	51	2017A051	76	2017A076
2	2017A002	27	2017A027	52	2017A052	77	2017A077
3	2017A003	28	2017A028	53	2017A053	78	2017A078
4	2017A004	29	2017A029	54	2017A054	79	2017A079
5	2017A005	30	2017A030	55	2017A055	80	2017A080
6	2017A006	31	2017A031	56	2017A056	81	2017A081
7	2017A007	32	2017A032	57	2017A057	82	2017A082
8	2017A008	33	2017A033	58	2017A058	83	2017A083
9	2017A009	34	2017A034	59	2017A059	84	2017A084
10	2017A010	35	2017A035	60	2017A060	85	2017A085
11	2017A011	36	2017A036	61	2017A061	86	2017A086
12	2017A012	37	2017A037	62	2017A062	87	2017A087
13	2017A013	38	2017A038	63	2017A063	88	2017A088
14	2017A014	39	2017A039	64	2017A064	89	2017A089
15	2017A015	40	2017A040	65	2017A065	90	2017A090
16	2017A016	41	2017A041	66	2017A066	91	2017A091
17	2017A017	42	2017A042	67	2017A067	92	2017A092
18	2017A018	43	2017A043	68	2017A068	93	2017A093
19	2017A019	44	2017A044	69	2017A069	94	2017A094
20	2017A020	45	2017A045	70	2017A070	95	2017A095
21	2017A021	46	2017A046	71	2017A071	96	2017A096
22	2017A022	47	2017A047	72	2017A072	97	2017A097
23	2017A023	48	2017A048	73	2017A073	98	2017A098
24	2017A024	49	2017A049	74	2017A074	99	2017A099
25	2017A025	50	2017A050	75	2017A075	100	2017A100

(*)	The Company identifies each Student Loan using borrowers’ Social Security Numbers. The Student Loan Numbers referred to in this Exhibit are not Social Security Numbers.